UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 5, 2003

Shire Pharmaceuticals Group plc
(Exact name of registrant as specified in its charter)

England and Wales
(State or other jurisdiction of incorporation)

0-29630	98-0359573
(Commission File Number)	(I.R.S. Employer Identification No.)

Hampshire International Business Park
Chineham, Basingstoke,
Hampshire RG24 8EP England
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 44 1256 894 000

Not Applicable
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibit. The following exhibits are filed herewith:

99	Press Release of Shire Pharmaceuticals Group plc dated November 5, 2003, reporting Shire’s financial results for the third quarter of 2003.

Item 12.	Results of Operations and Financial Condition

On November 5, 2003, Shire Pharmaceuticals Group plc issued a press release announcing its financial results for the third quarter of 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2003	SHIRE PHARMACEUTICALS GROUP PLC

By:	/s/ A C Russell
Name: Title:	Angus Russell Group Finance Director

EXHIBIT INDEX

Number	Description

99.1	Press Release dated November 5, 2003